EQ PREMIER VIP TRUST

EQ/Core Plus Bond Portfolio

Supplement dated December 28, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2020, as supplemented

The Board of Trustees of EQ Premier VIP Trust (“VIP Trust”) has approved the reorganization of EQ/Core Plus Bond Portfolio (the “Acquired Portfolio”) into a newly-created, identical portfolio of EQ Advisors Trust (“EQ Trust”) designated EQ/Core Plus Bond Portfolio (the “Reorganization”).

The Reorganization is part of a series of reorganizations intended to combine all of the portfolios that are managed by Equitable Investment Management Group, LLC (“EIM”) and offered through variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) into a single, larger trust (i.e., EQ Trust). The Acquired Portfolio and Acquiring Portfolio have identical investment objectives, policies, strategies, and risk profiles. In addition, the fees and expenses of the Acquiring Portfolio are expected to be the same as those of the Acquired Portfolio at least through April 30, 2022. The Reorganization will not result in any material changes to the Acquired Portfolio’s investment program.

The Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Acquiring Portfolio shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Thus, on the closing date of the Reorganization the Acquired Portfolio’s shareholders will become shareholders of the Acquiring Portfolio and receive shares of the Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date.

The Reorganization does not require shareholder approval but is subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the Reorganization is expected to occur on or about April 12, 2021 (the “Closing Date”). Prior to the Closing Date, you will be able to purchase, redeem and exchange shares in the Acquired Portfolio (depending upon availability in your variable life or annuity product) subject to the limitations described in VIP Trust’s Prospectus.

At any time prior to the Closing Date, Contract holders with values invested in the Acquired Portfolio may transfer values to any of the other investment options available under their Contract in accordance with the terms of their Contract without any fees or charges, and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under the Contract. If no action is taken prior to the Closing Date, Contract holders with values invested in the Acquired Portfolio will automatically become shareholders of the Acquiring Portfolio after the Reorganization.

In advance of the Closing Date, additional information regarding the Acquiring Portfolio (including, among other things, the investment objectives, policies and risks, fees and expenses of the Acquiring Portfolio), the terms of the Reorganization, and the factors that the Board of Trustees of VIP Trust considered in deciding to approve the Reorganization will be sent to shareholders of the Acquired Portfolio in a combined Information Statement/Prospectus, which also will be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.